UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 26, 2022

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Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	0-19254	11-2682486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York 11530
(Address of Principal Executive Offices) (Zip Code)
516-683-6000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LCUT	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 26, 2022, Lifetime Brands, Inc. (the “Company”), entered into Amendment No. 2 (the “Amendment”) to the Credit Agreement, as amended, dated as of March 2, 2018, among the Company, as a Borrower, certain subsidiaries of the Company, as Borrowers and/or Loan Parties, JPMorgan Chase Bank, N.A., as Administrative Agent and a Lender, HSBC Bank USA, National Association and Wells Fargo Bank, National Association, as Co-Documentation Agents and Lenders, and Manufacturers and Traders Trust Company, as a Lender, that provides for the Company’s ABL facility. The Amendment, among other things, (i) increases the Lenders' aggregate commitments under the ABL Credit Agreement from $150 million to $200 million, (ii) extends its maturity from March 2, 2023 to August 26, 2027 (subject to an earlier springing maturity date that is 90 days prior to the Term Loan maturity date of February 28, 2025 if the Company’s Term Loan has not been repaid or refinanced by such date) and (iii) replaces the London interbank offered rate (“LIBOR”) with the Secured Overnight Financing Rate (“SOFR”) as a benchmark for borrowings denominated in U.S. dollars, Sterling Overnight Index Average (“SONIA”) as a benchmark for borrowings denominated in Pounds Sterling, and euro interbank offered rate (“EURIBOR”) as a benchmark for borrowings denominated in Euro.
The foregoing description of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment (including the conformed amended ABL Credit Agreement, which is attached as Exhibit A thereto), which Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

10.1 Amendment No. 2, dated as of August 26, 2022, by and among the Company, the other Loan Parties party thereto (as defined therein), and JPMorgan Chase Bank, N.A., as Administrative Agent.

104 Cover Page Interactive Data File (formatted in Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker Executive Vice President, Treasurer and Chief Financial Officer
Date: August 29, 2022